UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                              --------------------

        Date of Report (Date of earliest event reported): April 25, 2005
                                                          ----------------

                        GYRODYNE COMPANY OF AMERICA, INC.
                        ---------------------------------
             (Exact name of Registrant as Specified in its Charter)

         New York                     000-01684              11-1688021
         --------                     ---------          -----------------
(State or Other Jurisdiction of    (Commission File      (I.R.S. Employer
 Incorporation)                     Number)               Identification No.)


                                 102 FLOWERFIELD
                            ST. JAMES, NEW YORK 11780
                            -------------------------
                         (Address of principal executive
                               offices) (Zip Code)

                                 (631) 584-5400
                                 --------------
                         Registrant's telephone number,
                               including area code

                                       N/A
                             ----------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

     On April 25, 2005, the Appellate Division Second Judicial Department of the Supreme Court of the State of New York (the "Court") issued its Decision and Judgment In the Matter of Gyrodyne Company of America, Inc., petitioner, v. State University of New York at Stony Brook, et al., respondents (the "Proceeding"). The Proceeding was commenced by the Company seeking judicial review of the determinations and findings of the respondent, State University of New York at Stony Brook ("SUNY Stony Brook") to acquire 246 acres of the Company's property located adjacent to SUNY Stony Brook's existing campus for the purpose of constructing a new research and development campus. The Company challenged SUNY Stony Brook's statutory jurisdiction to acquire the property under the eminent domain laws of the State of New York and further challenged SUNY Stony Brook's proposed taking of the property as being excessive to fulfill the alleged public purpose.

     The Court rejected the Company's challenges to SUNY Stony Brook's proposed taking of the property concluding that SUNY Stony Brook had sufficient statutory jurisdiction and authority for this proposed public project and rejecting the Company's contention that the taking was excessive. Based upon these conclusions, the Court denied the Company's petition and dismissed the Proceeding.

     In the event that SUNY Stony Brook elects to move forward with the eminent domain proceeding, management intends to take all appropriate steps to seek maximum value for the Property.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       GYRODYNE COMPANY OF AMERICA, INC.


                                       By: /s/ Peter Pitsiokos
                                           -------------------------------
                                           Peter Pitsiokos
                                           Chief Operating Officer

Date: April 27, 2005